                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  MARCH 22, 2000


                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
             (Exact name of registrant as specified in its charter)



                                  2-99959, 33-29851,
                                  33-31711, 33-41858,
                                  33-43008, 33-58853
DELAWARE                          AND 333-11699              04-2461439
(State or other jurisdiction of   (Commission file numbers)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

ONE SUN LIFE EXECUTIVE PARK,
WELLESLEY HILLS, MASSACHUSETTS                               02481
(Address of principal                                        (Zip Code)
executive offices)

       Registrant's telephone number, including area code (781) 237-6030



Item 5.

The Company's ultimate parent, Sun Life Assurance Company of Canada ("SLOC"), completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of SLOC and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, as amended, with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SUN LIFE ASSURANCE COMPANY OF
                                    CANADA (U.S.)
                                    (Registrant)


                                    By:    /s/ DAVEY S. SCOON
                                          ----------------------------------
                                           Davey S. Scoon
                                           Vice President, Finance and Treasurer

                                    Date:  April 7, 2000